UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

Champions Oncology, Inc.
(Name of Registrant as Specified in Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CHAMPIONS ONCOLOGY, INC.		CONTROL ID:
REQUEST ID:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS
	DATE:	October 14, 2026
	TIME:	9:00 a.m. local time
	LOCATION:	One University Plaza, Suite 307, Hackensack, New Jersey 07601

HOW TO REQUEST PAPER COPIES OF OUR MATERIALS

PHONE: CALL TOLL FREE 1-866-752-8683	FAX: SEND THIS CARD TO 202-521-3464	INTERNET: https://www.iproxydirect.com/CSBR AND FOLLOW ON-SCREEN INSTRUCTIONS	EMAIL: PROXY-ID@EQUINITI.COM INCLUDE YOUR CONTROL ID IN YOUR EMAIL

This communication represents a notice to access a more complete set of proxy materials available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement is available at: https://www.iproxydirect.com/CSBR

If you want to receive a paper copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request, as instructed above, before September 30, 2026.

You may enter your voting instructions at https://www.iproxydirect.com/CSBR until 11:59 pm eastern time October 13, 2026.

The purposes of this meeting are as follows:

1.Elect the seven Board of Director nominees named in the accompanying Proxy Statement to the Board of Directors for the ensuing year and until his successor has been elected and qualified, or until his earlier death, resignation or removal;
2.Ratify the appointment of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending April 30, 2027;
3.Approve a non-binding advisory resolution relating to the compensation of our named executive officers;
4.Approve the frequency of votes on Executive Compensation;                                                                             5. Approve the 2026 Equity Incentive Plan; and 6. Transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Pursuant to Securities and Exchange Commission rules, you are receiving this Notice that the proxy materials for the Annual Meeting are available on the Internet. Follow the instructions above to view the materials and vote or request printed copies.
The board of directors has fixed the close of business on August 21, 2026 as the record date for the determination of stockholders entitled to receive notice of the Annual Meeting and to vote the shares of our common stock, par value $.001 per share, they held on that date at the meeting or any postponement or adjournment of the meeting.
The Board of Directors recommends that you vote ‘for’ all proposals above.

Please note - This is not a Proxy Card - you cannot vote by returning this card

Champions Oncology, Inc.
C/O ISSUER DIRECT COMPLIANCE
1110 CENTRE POINT CURVE
STE 101
MENDOTA HEIGHTS, MN 55120

Time Sensitive shareholder information enclosed

IMPORTANT SHAREHOLDER INFORMATION

YOUR VOTE IS IMPORTANT